EXHIBIT 99.2

Supplemental information provided by Regency Centers.

POTTERY BARN
Crate&Barrel
ONE WAY

Market Common Clarendon | *Arlington, VA*

Quarterly Supplemental

2nd Quarter 2016

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
June 30, 2016

Non-GAAP Disclosures..............................................................................................................................................	1

Earnings Press Release................................................................................................................................................	3

Summary Information:

Summary Financial Information..................................................................................................................................	11

Summary Real Estate Information..............................................................................................................................	12

Financial Information:

Balance Sheets (Non-GAAP)......................................................................................................................................	13

Statements of Operations (Non-GAAP)......................................................................................................................	14

Reconciliations of Non-GAAP Financial Measures....................................................................................................	18

Additional Non-GAAP Disclosures............................................................................................................................	22

Consolidated Statements of Operations (GAAP Basis)..............................................................................................	24

Summary of Consolidated Debt..................................................................................................................................	25

Summary of Debt Covenants and Leverage Ratios.....................................................................................................	28

Summary of Unconsolidated Debt..............................................................................................................................	30

Summary of Preferred Stock.......................................................................................................................................	31

Investment Activity:

Property Transactions..................................................................................................................................................	32

Summary of Development, Redevelopment, and Land Held......................................................................................	33

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	34

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	35

Average Base Rent by CBSA......................................................................................................................................	36

Significant Tenant Rents..............................................................................................................................................	37

Tenant Lease Expiration..............................................................................................................................................	38

Portfolio Summary Report by State............................................................................................................................	40

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	51

Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income................................................................	52

Glossary of Terms........................................................................................................................................................	53

Non-GAAP Disclosures
June 30, 2016

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata balance sheets and statements of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.

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The amounts shown in the column labeled "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The column labeled "Share of JVs" represents our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.

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A similar calculation was performed for the amounts in the column labeled ''Noncontrolling Interests”, which represents the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata balance sheets and statements of operations.

The presentation of pro-rata financial statements has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

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The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interest differently, limiting the usefulness as a comparative measure.

Because of these limitations, the pro-rata balance sheets and statements of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata balance sheets and statements of operations as a supplement.

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The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

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Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio properties. The Company provides a reconciliation of GAAP Income from Operations to pro-rata NOI.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company provides a reconciliation of GAAP Income from Operations to pro-rata Same Property NOI.

•
NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

•
Core Funds From Operations (Core FFO): The Company believes Core FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core FFO.

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Adjusted Funds From Operations (AFFO): The Company believes AFFO provides useful information to investors to measure the Company’s ability to fund cash needs, including cash distributions to shareholders. The Company provides a reconciliation of Core FFO to AFFO

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Regency Centers Reports Second Quarter 2016 Results

JACKSONVILLE, Fla. (August 2, 2016) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended June 30, 2016.

Financial Results

Regency reported net income attributable to common stockholders (“Net Income”) for the second quarter of $34.8 million, or $0.35 per diluted share, compared to Net Income of $32.5 million, or $0.34 per diluted share, for the same period in 2015. For the six months ended June 30, 2016 Net Income was $82.7 million, or $0.84 per diluted share, compared to $57.7 million, or $0.61 per diluted share for the same period in 2015.

The Company reported NAREIT Funds From Operations (“NAREIT FFO”) for the second quarter of $79.7 million, or $0.81 per diluted share, compared to $71.0 million, or $0.75 per diluted share, for the same period in 2015. For the six months ended June 30, 2016 NAREIT FFO was $164.1 million, or $1.67 per diluted share, compared to $140.7 million, or $1.49 per diluted share for the same period in 2015.

Core Funds From Operations (“Core FFO”) for the second quarter was $81.0 million, or $0.82 per diluted share, compared to $71.2 million, or $0.75 per diluted share, for the same period in 2015. For the six months ended June 30, 2016 Core FFO was $159.8 million, or $1.63 per diluted share, compared to $140.7 million, or $1.49 per diluted share for the same period in 2015.

Operating Results

For the period ended June 30, 2016, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

	Q2 2016	YTD
Percent leased, same properties	96.3%
Percent leased, all properties	95.8%
Same property NOI growth without termination fees	3.4%	3.7%
Same property NOI growth without termination fees or redevelopments	3.2%	3.2%
Rental rate growth(1)
New leases	29.0%	37.0%
Renewal leases	9.1%	9.6%
Blended average	12.2%	13.7%
Leasing transactions(2)
Number of new and renewal leasing transactions	399	708
Total square feet leased (000s)	1,611	2,774

(1)	Operating properties only. Rent growth is calculated on a comparable-space, cash basis.

(2)	Total of comparable and non-comparable transactions. Square footage for co-investment partnerships at 100%.

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Portfolio Activity

Property Transactions

During the quarter, Regency sold one wholly owned property and three co-investment properties for a combined gross sales price of $45.4 million. Regency’s share of the gross sales price was $10.7 million. Subsequent to quarter-end, Regency sold three wholly owned properties and conveyed the 50% ownership interest in three properties to a co-investment partner for a total of $66.6 million.

Also during the quarter, Regency acquired the retail portion of Market Common Clarendon (“Clarendon”) on an unencumbered basis for a net purchase price of $280.5 million. Located three miles west of downtown Washington, D.C., Clarendon features 300,000 square feet of retail space anchored by Whole Foods Market, Apple, Crate & Barrel and other national retailers. The property features impressive 3-mile demographics, including average household incomes of $140,000, a daytime population of over 500,000, and nearly 75% of the population holds a Bachelor’s degree or higher. Clarendon will provide meaningful NOI growth opportunities through near-term lease expirations and the redevelopment of a contiguous parcel.

Subsequent to quarter-end, Regency acquired Klahanie shopping center on a wholly owned, unencumbered basis for a gross purchase price of $36.0 million. Located in an affluent trade area in the greater Seattle area, Klahanie shopping center is anchored by a highly productive, retailer-owned Quality Food Centers (a Kroger banner) and includes 67,000 square feet of space leased to a compelling mix of national and regional retailers.

Developments and Redevelopments

At quarter end, the Company had 22 properties in development or redevelopment with combined, estimated costs of $201.1 million. In-process developments were a combined 56% funded and 90% leased and committed.

Capital Markets

Credit Ratings

Since the end of the first quarter, both S&P Global Ratings and Fitch Ratings raised Regency’s corporate credit rating to BBB+, with a Stable Outlook.

Equity Offerings

During the quarter, Regency partially settled its forward sale agreement, dated March 17, 2016, in connection with its common stock offering that closed March 23, 2016. The Company received $137.5 million of net proceeds after adjustments for interest, dividends and the underwriters’ discount but before deducting offering expenses, by delivering 1,850,000 shares of the Company’s common stock. The remaining 1,250,000 shares of the Company’s common stock may be settled under the forward sale agreement prior to June 23, 2017.

Subsequent to quarter end, Regency closed an underwritten public offering of 5,002,500 shares of its common stock, which included the underwriters’ full exercise of its option to purchase up to 652,500 shares of Regency’s common stock. The offering resulted in gross proceeds of approximately $400 million (the “Proceeds”). The Company will use a portion of the Proceeds to redeem its outstanding $300 million 5.875% senior unsecured notes (the “Notes”). On July 13, 2016 the Company notified U.S. Bank National Association, as Trustee, of its intent to redeem the Notes on August 12, 2016. The redemption price will be determined in accordance with the applicable indenture and is expected to total approximately $316 million, including

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accrued and unpaid interest through the proposed redemption date and a make-whole amount as defined in such indenture. Regency will also use a portion of the Proceeds to settle in full certain forward starting swaps, which were originally intended for a planned new debt issuance in 2017. The payment to settle the forward starting swaps totaled $40.6 million. Excluding accrued and unpaid interest, these one-time charges resulting from the redemption of the Notes and termination of the swaps total $54 million and are expected to reduce NAREIT FFO by $0.54 in the third quarter of 2016. These one-time charges will not impact Core FFO.

Credit Facilities

Subsequent to quarter end, the Company amended its senior unsecured term loan facility (the “Facility”). The amendment increased the Facility size by $100 million to $265 million, extended the maturity date to January 5, 2022 and reduced the applicable interest rate to LIBOR plus 0.95% per annum, which is based on the Company’s credit rating. Following the closing of the Facility amendment, Regency executed interest rate swaps for the full notional amount of the Facility fixing the interest rate at 2.0% through maturity. Regency used the additional $100 million to pay down its line of credit, which was originally drawn as a component to fund the acquisition of Market Common Clarendon. The Company’s line of credit currently has a zero drawn balance.

2016 Guidance

The Company has updated certain components of its 2016 earnings guidance. These changes are summarized below. Please refer to the Company’s second quarter 2016 supplemental information package for a complete list of updates.

Full Year 2016 Guidance
	Previous Guidance	Updated Guidance
Core FFO per diluted share	$3.20 - $3.26	$3.22 - $3.27
NAREIT FFO per diluted share	$3.22 - $3.28	$2.71 - $2.76
Acquisitions (pro-rata) ($000s)	$17,300 - $340,000	$334,000
Dispositions for development funding (pro-rata) ($000s)	$75,000 - $100,000	$115,000 - $125,000

Dividend

On July 28, 2016, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.50 per share. The dividend is payable on August 31, 2016 to shareholders of record as of August 17, 2016.

Conference Call Information

In conjunction with Regency’s second quarter results, the Company will host a conference call on Wednesday, August 3, 2016 at 11:00 a.m. ET. Dial-in and webcast information is listed below.

Second Quarter Conference Call
Date:	Wednesday, August 3, 2016
Time:	11:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

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Non-GAAP Disclosure

The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Core FFO is an additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.

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Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Actual (in thousands)

For the Periods Ended June 30, 2016 and 2015	Three Months Ended		Year to Date
	2016	2015	2016	2015
Net Income Attributable to Common Stockholders	$34,810	32,480	$82,687	57,653
Adjustments to reconcile to Funds From Operations:(1)
Depreciation and amortization	48,130	45,293	95,546	90,385
Provision for impairment	—	—	659	—
Gain on sale of operating properties	(3,308)	(6,792)	(14,949)	(7,475)
Exchangeable operating partnership units	64	61	150	110
NAREIT Funds From Operations	$79,696	71,042	$164,093	140,673

NAREIT Funds From Operations	$79,696	71,042	164,093	140,673
Adjustments to reconcile to Core Funds From Operations:(1)
Development and acquisition pursuit costs	1,451	484	2,433	523
Gain on sale of land	(148)	43	(7,258)	(68)
Provision for impairment to land	—	—	512	—
Hedge ineffectiveness	1	1	3	4
Early extinguishment of debt	14	—	14	(61)
Gain on sale of investments	$—	(417)	$—	(417)
Core Funds From Operations	$81,014	71,153	$159,797	140,654

Weighted Average Shares For Earnings per Share	98,218	94,503	98,075	94,392
Weighted Average Shares For Diluted NAREIT FFO and Core FFO per Share	98,372	94,658	98,229	94,546

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI.

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Reconciliation of Income from Operations to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended June 30, 2016 and 2015	Three Months Ended		Year to Date
	2016	2015	2016	2015
Income from operations	$40,096	32,623	$80,804	62,811
Less:
Management, transaction, and other fees	(6,140)	(6,008)	(12,904)	(12,246)
Other (1)	(3,584)	(3,618)	(7,492)	(7,518)
Plus:
Depreciation and amortization	40,299	36,225	79,015	72,218
General and administrative	16,350	15,099	32,649	31,477
Other operating expense, excluding provision for doubtful accounts	1,945	1,222	3,846	1,665
Other expense (income)	23,799	26,308	49,764	52,247
Equity in income of investments in real estate excluded from NOI (2)	12,008	15,887	21,797	32,587
Pro-Rata NOI	124,773	117,738	247,479	233,241

Less pro-rata non-same property NOI (3)	(5,122)	(1,970)	(8,762)	(3,637)

Pro-Rata Same Property NOI	$119,651	115,768	$238,717	229,604

Pro-Rata Same Property NOI without termination fees	$119,556	115,664	$237,878	229,356

Pro-Rata Same Property NOI without termination fees or redevelopments	$102,847	99,699	$204,624	198,335

(1) Includes straight-line rental income, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

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Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Guidance

	Full Year
NAREIT FFO and Core FFO Guidance:	2016
Net income attributable to common stockholders	$0.92	0.97
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.93	1.93
Gain on sale of operating properties	(0.15)	(0.15)
All other amounts	0.01	0.01
NAREIT Funds From Operations	$2.71	2.76

Adjustments to reconcile NAREIT FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.07)	(0.07)
Early extinguishment of debt	0.15	0.15
Derivative settlement	0.40	0.40
All other non-core amounts	(0.01)	(0.01)
Core Funds From Operations	$3.22	3.27

The Company has published forward-looking statements and additional financial information in its second quarter 2016 supplemental information package that may help investors estimate earnings for 2016. A copy of the Company’s second quarter 2016 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended June 30, 2016. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery anchored neighborhood and community shopping centers. The Company’s portfolio of 311 retail properties encompasses over 42.3 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 222 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms

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10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Summary Financial Information
June 30, 2016
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2016	2015	2016	2015

Net income attributable to common stockholders	$34,810	$32,480	$82,687	$57,653
Net income per share (diluted)	$0.35	$0.34	$0.84	$0.61

NAREIT Funds From Operations (NAREIT FFO)	$79,696	$71,042	$164,093	$140,673
NAREIT FFO per share (diluted)	$0.81	$0.75	$1.67	$1.49

Core Funds From Operations (Core FFO)	$81,014	$71,153	$159,797	$140,654
Core FFO per share (diluted)	$0.82	$0.75	$1.63	$1.49

Diluted share and unit count
Weighted average shares (diluted) - Net income	98,218	94,503	98,075	94,392
Weighted average shares (diluted) - NAREIT FFO and Core FFO	98,372	94,658	98,229	94,546

Dividends paid per share and unit	$0.500	$0.485	$1.000	$0.970
Payout ratio of Core FFO per share (diluted)	61.0%	64.7%	61.3%	65.1%
Payout ratio of AFFO per share (diluted)	67.6%	71.3%	67.1%	71.3%

Debt metrics (pro-rata; trailing twelve months "TTM")
Net Debt-to-Core EBITDA			5.3x	5.7x
Fixed charge coverage			3.0x	2.6x

	As of	As of	As of	As of
Capital Information	6/30/2016	12/31/2015	12/31/2014	12/31/2013
Market price per common share	$83.73	$68.12	$63.78	$46.30

Market equity value of common and convertible shares	$8,342,916	$6,632,627	$6,012,045	$4,282,702
Non-convertible preferred stock	$325,000	$325,000	$325,000	$325,000
Outstanding debt	$2,464,667	$2,363,238	$2,528,137	$2,388,837
Total market capitalization	$11,132,583	$9,320,865	$8,865,182	$6,996,538

Total real estate at cost before depreciation	$5,130,948	$4,852,106	$4,743,053	$4,385,380
Total assets at cost before depreciation	$5,516,051	$5,234,861	$5,130,878	$4,758,390

Outstanding Classes of Stock and Partnership Units
Common shares outstanding	99,487	97,213	94,108	92,333
Exchangeable units held by noncontrolling interests	154	154	154	166
Common shares and equivalents issued and outstanding	99,641	97,367	94,262	92,499

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Summary Real Estate Information
June 30, 2016
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Number of shopping centers - All properties	311	314	318	318	319
Number of shopping centers - Operating properties	306	308	311	313	313
Number of shopping centers - Same properties	298	302	300	302	303
Number of projects in development	5	6	7	5	6

Gross Leasable Area (GLA) - All properties	37,864	37,849	38,034	37,926	37,984
GLA including retailer-owned stores - All properties	42,300	42,335	42,824	42,716	42,774
GLA - Operating properties	37,380	37,279	37,457	37,549	37,454
GLA - Same properties	36,113	36,492	36,049	36,182	36,317
GLA - Projects in development	483	570	577	377	530

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	28,714	28,414	28,381	28,173	28,237
GLA including retailer-owned stores - All properties	33,150	32,899	33,170	32,963	33,027
GLA - Operating properties	28,231	27,844	27,804	27,796	27,707
GLA - Same properties	26,964	27,057	26,508	26,541	26,682
Spaces ≥ 10,000 sf	16,501	16,536	16,270	16,297	16,429
Spaces < 10,000 sf	10,463	10,521	10,238	10,244	10,253
GLA - Projects in development	483	570	577	377	530

% leased - All properties	95.8%	95.8%	95.6%	96.0%	95.8%
% leased - Operating properties	96.0%	96.2%	95.9%	96.1%	95.9%
% leased - Same properties (1)	96.3%	96.3%	96.2%	96.4%	96.2%
Spaces ≥ 10,000 sf (1)	98.7%	99.0%	98.9%	99.2%	99.1%
Spaces < 10,000 sf (1)	92.4%	92.0%	92.0%	91.9%	91.7%
Average % leased - Same properties (1)	96.3%	96.2%	96.2%	96.2%	96.1%
% commenced - Same properties(1)(2)	94.4%	94.7%	94.7%	95.1%	94.8%

Same property NOI growth - YTD	4.0%	4.6%	4.1%	4.3%	4.2%
Same property NOI growth without termination fees - YTD	3.7%	4.1%	4.4%	4.5%	4.4%
Same property NOI growth without termination fees or redevelopments - YTD	3.2%	3.2%	3.2%	3.4%	3.5%
Rental rate growth - YTD(3)	13.7%	15.9%	9.6%	8.8%	8.8%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	13.3%	16.2%	9.3%	8.3%	8.1%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

12

Balance Sheets (Non-GAAP)
June 30, 2016 and December 31, 2015
(in thousands)

	As of June 30, 2016				As of December 31, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,684,751	(74,265)	1,073,201	5,683,687	$4,328,864	(72,835)	1,096,187	5,352,216
Properties in development	137,562	(4,802)	1,527	134,287	217,036	(2,583)	3,202	217,655
	4,822,313	(79,067)	1,074,728	5,817,974	4,545,900	(75,418)	1,099,389	5,569,871
Less: accumulated depreciation	1,079,448	(9,218)	337,318	1,407,548	1,043,787	(8,512)	331,724	1,366,999
	3,742,865	(69,849)	737,410	4,410,426	3,502,113	(66,906)	767,665	4,202,872
Properties held for sale	29,365		—	29,365	—		—	—
Investments in real estate partnerships	279,270	—	(279,270)	—	306,206	—	(306,206)	—
Net real estate investments	4,051,500	(69,849)	458,140	4,439,791	3,808,319	(66,906)	461,459	4,202,872

Cash and cash equivalents	28,444	(5,103)	10,477	33,818	40,623	(1,054)	7,168	46,737
Accounts receivable, net	27,765	(503)	5,035	32,297	32,292	(613)	6,732	38,411
Straight line rent receivables, net	66,291	(1,083)	14,243	79,451	63,392	(974)	13,845	76,263
Notes receivable	10,480	—	—	10,480	10,480	—	—	10,480
Deferred leasing costs, net	68,297	(1,022)	11,431	78,706	66,367	(927)	11,845	77,285
Acquired lease intangible assets, net	124,325	(1,576)	10,315	133,064	105,380	(1,830)	11,362	114,912
Trading securities held in trust, at fair value	29,939	—	—	29,939	29,093	—	—	29,093
Other assets	29,561	(264)	5,062	34,359	26,935	(291)	5,778	32,422
Total assets	$4,436,602	(79,400)	514,703	4,871,905	$4,182,881	(72,595)	518,189	4,628,475

Liabilities and Equity
Liabilities:
Notes payable	$1,674,631	(39,811)	480,452	2,115,272	$1,699,771	(40,053)	487,564	2,147,282
Unsecured credit facilities	309,585	—	—	309,585	164,514	—	—	164,514
Total notes payable	1,984,216	(39,811)	480,452	2,424,857	1,864,285	(40,053)	487,564	2,311,796

Accounts payable and other liabilities	165,611	(1,409)	23,518	187,720	164,515	(1,077)	20,426	183,864
Acquired lease intangible liabilities, net	57,776	(668)	5,878	62,986	42,034	(738)	6,722	48,018
Tenants' security and escrow deposits	26,974	(230)	4,855	31,599	29,427	(241)	3,477	32,663
Total liabilities	2,234,577	(42,118)	514,703	2,707,162	2,100,261	(42,109)	518,189	2,576,341

Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	995	—	—	995	972	—	—	972
Additional paid in capital, net of treasury stock	2,871,740	—	—	2,871,740	2,722,850	—	—	2,722,850
Accumulated other comprehensive loss	(80,038)	—	—	(80,038)	(58,693)	—	—	(58,693)
Distributions in excess of net income	(950,941)	—	—	(950,941)	(936,020)	—	—	(936,020)
Total stockholders' equity	2,166,756	—	—	2,166,756	2,054,109	—	—	2,054,109
Noncontrolling Interests:
Exchangeable operating partnership units	(2,013)	—	—	(2,013)	(1,975)	—	—	(1,975)
Limited partners' interest	37,282	(37,282)	—	—	30,486	(30,486)	—	—
Total noncontrolling interests	35,269	(37,282)	—	(2,013)	28,511	(30,486)	—	(1,975)
Total equity	2,202,025	(37,282)	—	2,164,743	2,082,620	(30,486)	—	2,052,134
Total liabilities and equity	$4,436,602	(79,400)	514,703	4,871,905	$4,182,881	(72,595)	518,189	4,628,475

13

Statements of Operations - Quarter Only (Non-GAAP)
For the Periods Ended June 30, 2016 and 2015
(in thousands)

	For the Three Months Ended June 30, 2016				For the Three Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$107,656	(1,688)	22,973	128,941	$100,339	(1,671)	22,932	121,600
Recoveries from tenants	32,414	(416)	7,224	39,222	31,335	(487)	7,371	38,219
Percentage rent	453	(1)	444	896	300	—	438	738
Termination fees	86	—	9	95	96	(9)	8	95
Other income	3,374	(39)	895	4,230	1,902	(26)	549	2,425
Total real estate revenues	143,983	(2,144)	31,545	173,384	133,972	(2,193)	31,298	163,077

Real Estate Operating Expenses:
Operating and maintenance	21,679	(308)	4,621	25,992	19,889	(382)	4,671	24,178
Real estate taxes	16,769	(267)	3,701	20,203	15,667	(260)	3,696	19,103
Ground rent	1,789	(25)	88	1,852	1,238	(24)	69	1,283
Provision for doubtful accounts	495	(8)	77	564	557	—	218	775
Total real estate operating expenses	40,732	(608)	8,487	48,611	37,351	(666)	8,654	45,339
Net Operating Income	103,251	(1,536)	23,058	124,773	96,621	(1,527)	22,644	117,738

Other Rent Amounts:
Straight line rent, net	1,223	(60)	515	1,678	1,676	(38)	377	2,015
Above/below market rent amortization	1,066	4	236	1,306	375	2	293	670
Above/below market ground rent amortization	(241)	—	(5)	(246)	40	—	(5)	35
Total other rent amounts	2,048	(56)	746	2,738	2,091	(36)	665	2,720

Fee Income:
Property management fees	3,277	—	—	3,277	3,312	—	—	3,312
Asset management fees	1,616	—	(264)	1,352	1,562	—	(256)	1,306
Leasing commissions and other fees	1,247	—	—	1,247	1,134	—	—	1,134
Total fee income	6,140	—	(264)	5,876	6,008	—	(256)	5,752

Interest Expense, net:
Gross interest expense	22,800	(401)	5,668	28,067	26,138	(485)	6,677	32,330
Derivative amortization	2,269	(40)	235	2,464	2,252	(36)	62	2,278
Debt cost and premium/discount amortization	376	34	183	593	504	86	210	800
Capitalized interest	(793)	—	—	(793)	(1,956)	—	—	(1,956)
Interest income	(251)	—	—	(251)	(263)	—	(1)	(264)
Total interest expense, net	24,401	(407)	6,086	30,080	26,675	(435)	6,948	33,188

General & Administrative, net:
Gross general & administrative	17,566	—	55	17,621	17,302	—	68	17,370
Stock-based compensation	3,402	—	—	3,402	3,564			3,564
Capitalized direct leasing compensation costs	(2,688)	—	—	(2,688)	(2,994)	—	—	(2,994)
Capitalized direct development compensation costs	(2,532)	—	—	(2,532)	(2,738)	—	—	(2,738)
Total general & administrative, net	15,748	—	55	15,803	15,134	—	68	15,202

Real Estate (Gains) Losses:
Gain on sale of operating properties	(399)	—	(2,909)	(3,308)	(5,693)	—	(1,099)	(6,792)
Gain on sale of land	(149)	—	1	(148)	36	—	7	43
Total real estate (gains) losses	(548)	—	(2,908)	(3,456)	(5,657)	—	(1,092)	(6,749)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	40,299	(660)	8,788	48,427	36,225	(646)	9,937	45,516
Development and acquisition pursuit costs	1,451	—	—	1,451	475	—	9	484
Loss from deferred compensation plan, net	—	—	—	—	15	—	—	15
Early extinguishment of debt	—	—	14	14	—	—	—	—
Hedge ineffectiveness	—	—	1	1	—	—	1	1
Gain on sale of investments	—	—	—	—	(417)	—	—	(417)
Other expenses	494	(21)	454	927	747	(9)	425	1,163

14

	For the Three Months Ended June 30, 2016				For the Three Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Total depreciation, transaction and other expense (income)	42,244	(681)	9,257	50,820	37,045	(655)	10,372	46,762
Equity in income of unconsolidated partnerships	11,050	—	(11,050)	—	6,757	—	(6,757)	—
Net Income	40,644	(504)	—	40,140	38,280	(473)	—	37,807
Noncontrolling Interests:
Exchangeable operating partnership units	64	—	—	64	61	—	—	61
Limited partners' interest in consolidated partnerships	504	(504)	—	—	473	(473)	—	—
Net income attributable to noncontrolling interests	568	(504)	—	64	534	(473)	—	61
Net Income Attributable to Controlling Interests	40,076	—	—	40,076	37,746	—	—	37,746
Preferred stock dividends	5,266	—	—	5,266	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$34,810	—	—	34,810	$32,480	—	—	32,480

15

Statements of Operations - Year to Date (Non-GAAP)
For the Periods Ended June 30, 2016 and 2015
(in thousands)

	For the Six Months Ended June 30, 2016				For the Six Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$212,944	(3,555)	45,950	255,339	$199,287	(3,319)	45,817	241,785
Recoveries from tenants	63,240	(904)	14,651	76,987	61,120	(966)	15,034	75,188
Percentage rent	2,156	(5)	990	3,141	2,108	—	1,021	3,129
Termination fees	518	—	321	839	223	(25)	25	223
Other income	5,604	(66)	1,207	6,745	3,888	(53)	835	4,670
Total real estate revenues	284,462	(4,530)	63,119	343,051	266,626	(4,363)	62,732	324,995

Real Estate Operating Expenses:
Operating and maintenance	42,539	(664)	9,432	51,307	40,675	(754)	9,788	49,709
Real estate taxes	32,639	(550)	7,542	39,631	30,798	(540)	7,503	37,761
Ground rent	3,394	(49)	175	3,520	2,515	(47)	137	2,605
Provision for doubtful accounts	901	11	202	1,114	1,278	8	393	1,679
Total real estate operating expenses	79,473	(1,252)	17,351	95,572	75,266	(1,333)	17,821	91,754
Net Operating Income	204,989	(3,278)	45,768	247,479	191,360	(3,030)	44,911	233,241

Other Rent Amounts:
Straight line rent, net	3,013	(116)	881	3,778	3,552	(104)	825	4,273
Above/below market rent amortization	1,662	5	480	2,147	856	4	603	1,463
Above/below market ground rent amortization	(461)	—	(11)	(472)	80	—	(11)	69
Total other rent amounts	4,214	(111)	1,350	5,453	4,488	(100)	1,417	5,805

Fee Income:
Property management fees	6,622	—	—	6,622	6,631	—	—	6,631
Asset management fees	3,324	—	(550)	2,774	3,121	—	(512)	2,609
Leasing commissions and other fees	2,958	—	—	2,958	2,494	—	—	2,494
Total fee income	12,904	—	(550)	12,354	12,246	—	(512)	11,734

Interest Expense, net:
Gross interest expense	45,717	(853)	11,413	56,277	52,506	(983)	13,377	64,900
Derivative amortization	4,499	(72)	460	4,887	4,502	(72)	106	4,536
Debt cost and premium/discount amortization	628	89	386	1,103	844	183	386	1,413
Capitalized interest	(1,766)	—	—	(1,766)	(4,015)	—	—	(4,015)
Interest income	(534)	—	—	(534)	(529)	—	(1)	(530)
Total interest expense, net	48,544	(836)	12,259	59,967	53,308	(872)	13,868	66,304

General & Administrative, net:
Gross general & administrative	35,240	—	109	35,349	34,351	—	212	34,563
Stock-based compensation	6,804	—	—	6,804	7,113	—	—	7,113
Capitalized direct leasing compensation costs	(5,286)	—	—	(5,286)	(5,189)	—	—	(5,189)
Capitalized direct development compensation costs	(4,577)	—	—	(4,577)	(5,407)	—	—	(5,407)
Total general & administrative, net	32,181	—	109	32,290	30,868	—	212	31,080

Real Estate (Gains) Losses:
Gain on sale of operating properties	(6,183)	128	(8,894)	(14,949)	(6,382)	—	(1,093)	(7,475)
Provision for impairment of operating properties	866	(207)	—	659	—	—	—	—
Gain on sale of land	(7,234)	—	(24)	(7,258)	(78)	—	10	(68)
Provision for impairment of land	800	(288)	—	512	—	—	—	—
Total real estate (gains) losses	(11,751)	(367)	(8,918)	(21,036)	(6,460)	—	(1,083)	(7,543)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	79,015	(1,293)	18,483	96,205	72,218	(1,266)	20,016	90,968
Development and acquisition pursuit costs	2,429	—	4	2,433	497	—	26	523
Loss from deferred compensation plan, net	22	—	—	22	26	—	—	26
Early extinguishment of debt	—	—	14	14	(61)	—	—	(61)
Hedge ineffectiveness	—	—	4	4	—	—	4	4

16

	For the Six Months Ended June 30, 2016				For the Six Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Gain on sale of investments	—	—	—	—	(417)	—	—	(417)
Other expenses	1,417	(40)	642	2,019	1,168	(15)	449	1,602
Total depreciation, transaction and other expense (income)	82,883	(1,333)	19,147	100,697	73,431	(1,281)	20,495	92,645
Equity in income of unconsolidated partnerships	23,971	—	(23,971)	—	12,324	—	(12,324)	—
Net Income	94,221	(853)	—	93,368	69,271	(977)	—	68,294
Noncontrolling Interests:
Exchangeable operating partnership units	150	—	—	150	110	—	—	110
Limited partners' interest in consolidated partnerships	853	(853)	—	—	977	(977)	—	—
Net income attributable to noncontrolling interests	1,003	(853)	—	150	1,087	(977)	—	110
Net Income Attributable to Controlling Interests	93,218	—	—	93,218	68,184	—	—	68,184
Preferred stock dividends	10,531	—	—	10,531	10,531	—	—	10,531
Net Income Attributable to Common Stockholders	$82,687	—	—	82,687	$57,653	—	—	57,653

17

Reconciliations of Non-GAAP Financial Measures - Quarter Only
For the Periods Ended June 30, 2016 and 2015
(in thousands, except share information)

	For the Three Months Ended June 30, 2016				For the Three Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to NAREIT FFO:
Net Income Attributable to Common Stockholders				34,810				$32,480
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$39,850	(660)	8,940	48,130	$35,755	(646)	10,184	45,294
Gain on sale of operating properties	(399)	—	(2,909)	(3,308)	(5,693)	—	(1,099)	(6,792)
Exchangeable operating partnership units	64	—	—	64	61	—	—	60
NAREIT Funds From Operations				$79,696				$71,042

Reconciliation of NAREIT FFO to Core FFO:
NAREIT Funds From Operations				$79,696				$71,042
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$1,451	—	—	1,451	$475	—	9	484
Gain on sale of land	(149)	—	1	(148)	36	—	7	43
Hedge ineffectiveness	—	—	1	1	—	—	1	1
Early extinguishment of debt	—	—	14	14	—	—	—	—
Gain on sale of investments	—	—	—	—	(417)	—	—	(417)
Core Funds From Operations				$81,014				$71,153

Reconciliation of Core FFO to AFFO:
Core Funds From Operations				$81,014				$71,153
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(1,223)	60	(515)	(1,678)	$(1,676)	38	(377)	(2,015)
Above/below market rent amortization, net	(825)	(3)	(230)	(1,058)	(415)	(2)	(287)	(704)
Derivative amortization	2,269	—	—	2,269	2,252	—	—	2,252
Debt cost and premium/discount amortization	376	35	183	594	504	85	210	799
Stock-based compensation	3,402	—	—	3,402	3,564	—	—	3,564
Capital expenditures	(8,769)	—	(2,401)	(11,170)	(8,146)	—	(1,928)	(10,074)
Adjusted Funds From Operations				$73,373				$64,975

Reconciliation of Net Income to NAREIT FFO (per diluted share):
Net Income Attributable to Common Stockholders				$0.35				$0.34
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$0.40	(0.01)	0.10	0.49	$0.38	(0.01)	0.11	0.48
Gain on sale of operating properties	—	—	(0.03)	(0.03)	(0.06)	—	(0.01)	(0.07)
Exchangeable operating partnership units	—	—	—	—	—	—	—	—
NAREIT Funds From Operations				$0.81				$0.75

18

	For the Three Months Ended June 30, 2016				For the Three Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of NAREIT FFO to Core FFO (per diluted share):
NAREIT Funds From Operations				$0.81				$0.75
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$0.01	—	—	0.01	$—	—	—	—
Gain on sale of land	—	—	—	—	—	—	—	—
Hedge ineffectiveness	—	—	—	—	—	—	—	—
Early extinguishment of debt	—	—	—	—	—	—	—	—
Gain on sale of investments	—	—	—	—	—	—	—	—
Core Funds From Operations				$0.82				$0.75

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations				$0.82				$0.75
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(0.01)	—	—	(0.01)	$(0.02)	—	—	(0.02)
Above/below market rent amortization, net	(0.01)	—	—	(0.01)	—	—	—	—
Derivative amortization	0.02	—	—	0.02	0.02	—	—	0.02
Debt cost and premium/discount amortization	—	—	—	—	0.01	—	—	0.01
Stock-based compensation	0.04	—	—	0.04	0.04	—	—	0.04
Capital expenditures	(0.09)	—	(0.02)	(0.11)	(0.09)	—	(0.02)	(0.11)
Adjusted Funds From Operations				$0.75				$0.69

19

Reconciliations of Non-GAAP Financial Measures - Year to Date
For the Periods Ended June 30, 2016 and 2015
(in thousands, except share information)

	For the Six Months Ended June 30, 2016				For the Six Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to NAREIT FFO:
Net Income Attributable to Common Stockholders				$82,687				$57,653
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$78,080	(1,293)	18,759	95,546	$71,334	(1,266)	20,317	90,385
Provision for impairment to operating properties	866	(207)	—	659	—	—	—	—
Gain on sale of operating properties	(6,183)	128	(8,894)	(14,949)	(6,382)	—	(1,093)	(7,475)
Exchangeable operating partnership units	150	—	—	150	110	—	—	110
NAREIT Funds From Operations				$164,093				$140,673

Reconciliation of NAREIT FFO to Core FFO:
NAREIT Funds From Operations				$164,093				$140,673
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$2,429	—	4	2,433	$497	—	26	523
Gain on sale of land	(7,234)	—	(24)	(7,258)	(78)	—	10	(68)
Provision for impairment to land	800	(288)	—	512	—	—	—	—
Hedge ineffectiveness	—	—	3	3	—	—	4	4
Early extinguishment of debt	—	—	14	14	(61)	—	—	(61)
Gain on sale of investments	—	—	—	—	(417)	—	—	(417)
Core Funds From Operations				$159,797				$140,654

Reconciliation of Core FFO to AFFO:
Core Funds From Operations				$159,797				$140,654
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(3,013)	116	(881)	(3,778)	$(3,552)	104	(825)	(4,273)
Above/below market rent amortization, net	(1,201)	(4)	(468)	(1,673)	(936)	(4)	(591)	(1,531)
Derivative amortization	4,499	—	—	4,499	4,502	—	—	4,502
Debt cost and premium/discount amortization	628	90	386	1,104	844	183	386	1,413
Stock-based compensation	6,804	—	—	6,804	7,113	—	—	7,113
Capital expenditures	(16,675)	—	(4,383)	(21,058)	(14,782)	—	(4,475)	(19,257)
Adjusted Funds From Operations				$145,695				$128,621

Reconciliation of Net Income to NAREIT FFO (per diluted share):
Net Income Attributable to Common Stockholders				$0.84				$0.61
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$0.79	(0.01)	0.19	0.97	$0.75	(0.01)	0.22	0.96
Provision for impairment to operating properties	0.01	—	—	0.01	—	—	—	—
Gain on sale of operating properties	(0.06)	—	(0.09)	(0.15)	(0.07)	—	(0.01)	(0.08)
Exchangeable operating partnership units	—	—	—	—	—	—	—	—
NAREIT Funds From Operations				$1.67				$1.49

20

	For the Six Months Ended June 30, 2016				For the Six Months Ended June 30, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of NAREIT FFO to Core FFO (per diluted share):
NAREIT Funds From Operations				$1.67				$1.49
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$0.02	—	—	0.02	$—	—	—	—
Gain on sale of land	(0.07)	—	—	(0.07)	—	—	—	—
Provision for impairment to land	0.01	—	—	0.01	—	—	—	—
Hedge ineffectiveness	—	—	—	—	—	—	—	—
Early extinguishment of debt	—	—	—	—	—	—	—	—
Gain on sale of investments	—	—	—	—	—	—	—	—
Core Funds From Operations				$1.63				$1.49

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations				$1.63				$1.49
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(0.03)	—	(0.01)	(0.04)	$(0.04)	—	(0.01)	(0.05)
Above/below market rent amortization, net	(0.02)	—	—	(0.02)	(0.01)	—	—	(0.01)
Derivative amortization	0.04	—	—	0.04	0.05	—	—	0.05
Debt cost and premium/discount amortization	0.01	—	—	0.01	0.01	—	—	0.01
Stock-based compensation	0.07	—	—	0.07	0.08	—	—	0.08
Capital expenditures	(0.17)	—	(0.04)	(0.21)	(0.16)	—	(0.05)	(0.21)
Adjusted Funds From Operations				$1.48				$1.36

21

Additional Non-GAAP Disclosures
For the Periods Ended June 30, 2016 and 2015
(in thousands)

Same Property NOI Detail	For the Three Months Ended June 30, 2016			For the Three Months Ended June 30, 2015			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base Rent	$100,574	22,916	123,490	$97,905	22,204	120,109
Recoveries from Tenants	30,177	7,203	37,380	30,219	7,116	37,335
Percentage Rent	427	445	872	300	437	737
Termination Fees	86	9	95	96	8	104
Other Income	2,420	591	3,011	1,279	308	1,587
Total Real Estate Revenues	133,684	31,164	164,848	129,799	30,073	159,872

Real Estate Operating Expenses:
Operating and Maintenance	19,476	4,589	24,065	18,939	4,461	23,400
Real Estate Taxes	15,324	3,689	19,013	14,901	3,548	18,449
Ground Rent	1,490	88	1,578	1,461	69	1,530
Provision for Doubtful Accounts	453	88	541	564	161	725
Total Real Estate Operating Expenses	36,743	8,454	45,197	35,865	8,239	44,104
Same Property NOI	$96,941	22,710	119,651	$93,934	21,834	115,768	3.4%
Same Property NOI without Termination Fees	$96,855	22,701	119,556	$93,838	21,826	115,664	3.4%
Same Property NOI without Termination Fees or Redevelopments	$83,129	19,718	102,847	$80,866	18,833	99,699	3.2%

	For the Six Months Ended June 30, 2016			For the Six Months Ended June 30, 2015
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share	% Change
Real Estate Revenues:
Base Rent	200,684	45,589	246,273	194,895	44,206	239,101
Recoveries from Tenants	59,314	14,524	73,838	58,990	14,479	73,469
Percentage Rent	2,124	990	3,114	2,108	1,029	3,137
Termination Fees	518	321	839	223	25	248
Other Income	4,072	883	4,955	2,573	570	3,143
Total Real Estate Revenues	266,712	62,307	329,019	258,789	60,309	319,098

Real Estate Operating Expenses:
Operating and Maintenance	39,103	9,320	48,423	39,123	9,333	48,456
Real Estate Taxes	30,306	7,454	37,760	29,346	7,199	36,545
Ground Rent	2,943	175	3,118	2,961	137	3,098
Provision for Doubtful Accounts	825	176	1,001	1,090	305	1,395
Total Real Estate Operating Expenses	73,177	17,125	90,302	72,520	16,974	89,494
Same Property NOI	$193,535	45,182	238,717	$186,269	43,335	229,604	4.0%
Same Property NOI without Termination Fees	$193,017	44,861	237,878	$186,046	43,310	229,356	3.7%
Same Property NOI without Termination Fees or Redevelopments	$165,850	38,774	204,624	$161,049	37,286	198,335	3.2%

22

Capital Expenditure Detail	For the Three Months Ended June 30, 2016			For the Three Months Ended June 30, 2015
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$3,264	647	3,911	$3,542	738	4,280
Tenant improvements and other landlord leasing costs	4,398	1,037	5,435	2,847	880	3,727
Building improvements	1,107	717	1,824	1,757	310	2,067
Total capital expenditures	$8,769	2,401	11,170	$8,146	1,928	10,074

	For the Six Months Ended June 30, 2016			For the Six Months Ended June 30, 2015
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$6,031	1,083	7,114	$5,449	1,254	6,703
Tenant improvements and other landlord leasing costs	7,299	2,162	9,461	6,358	2,346	8,704
Building improvements	3,345	1,138	4,483	2,975	875	3,850
Total capital expenditures	$16,675	4,383	21,058	$14,782	4,475	19,257

23

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended June 30, 2016 and 2015
(in thousands)

	Three Months Ended		Year to Date
	2016	2015	2016	2015
Revenues:
Minimum rent	$109,945	102,390	$217,619	203,695
Percentage rent	453	300	2,156	2,108
Recoveries from tenants and other income	35,874	32,431	69,362	63,479
Management, transaction, and other fees	6,140	6,008	12,904	12,246
Total revenues	152,412	141,129	302,041	281,528
Operating Expenses:
Depreciation and amortization	40,299	36,225	79,015	72,218
Operating and maintenance	23,709	20,185	46,394	41,358
General and administrative	16,350	15,099	32,649	31,477
Real estate taxes	16,769	15,667	32,639	30,798
Other operating expense	2,440	1,779	4,747	2,943
Total operating expenses	99,567	88,955	195,444	178,794
Other Expense (Income):
Interest expense, net of interest income	24,401	26,675	48,544	53,308
Provision for impairment	—	—	1,666	—
Early extinguishment of debt	—	—	—	(61)
Net investment income	(602)	(367)	(446)	(1,000)
Total other expense	23,799	26,308	49,764	52,247
Income from operations before equity in income of investments in real estate partnerships	29,046	25,866	56,833	50,487
Equity in income of investments in real estate partnerships	11,050	6,757	23,971	12,324
Income from operations	40,096	32,623	80,804	62,811
Gain on sale of real estate	548	5,657	13,417	6,460
Net income	40,644	38,280	94,221	69,271
Noncontrolling Interests:
Exchangeable operating partnership units	(64)	(61)	(150)	(110)
Limited partners' interests in consolidated partnerships	(504)	(473)	(853)	(977)
Net income attributable to noncontrolling interests	(568)	(534)	(1,003)	(1,087)
Net income attributable to controlling interests	40,076	37,746	93,218	68,184
Preferred stock dividends	(5,266)	(5,266)	(10,531)	(10,531)
Net income attributable to common stockholders	$34,810	32,480	$82,687	57,653

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Reconciliation of Income from Operations to Non-GAAP Pro-Rata Same Property NOI (1):

Income from operations before tax	$40,096	32,623	$80,804	62,811
Less:
Management, transaction, and other fees	(6,140)	(6,008)	(12,904)	(12,246)
Other (2)	(3,584)	(3,618)	(7,492)	(7,518)
Plus:
Depreciation and amortization	40,299	36,225	79,015	72,218
General and administrative	16,350	15,099	32,649	31,477
Other operating expense, excluding provision for doubtful accounts	1,945	1,222	3,846	1,665
Other expense (income)	23,799	26,308	49,764	52,247
Equity in income of investments in real estate excluded from NOI (3)	12,008	15,887	21,797	32,587
Pro-Rata NOI	124,773	117,738	247,479	233,241
Less pro-rata non-same property NOI (4)	(5,122)	(1,970)	(8,762)	(3,637)
Pro-Rata Same Property NOI	$119,651	115,768	$238,717	229,604

(1) Same Property NOI is a key measure used by management in evaluating the operating performance of our properties.
(2) Includes straight-line rental income, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

24

Summary of Consolidated Debt
June 30, 2016 and December 31, 2015
(in thousands)

Total Debt Outstanding:	6/30/2016	12/31/2015
Mortgage loans payable:
Fixed rate secured loans	$483,427	509,368
Unsecured debt offering fixed rate	1,191,204	1,190,403
Unsecured credit facilities variable rate	309,585	164,514
Total	$1,984,216	1,864,285

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate
2016	$2,963	—	—	2,963	—%
2017	5,778	117,298	300,000	423,076	5.9%
2018	5,103	57,358	—	62,461	6.2%
2019	4,393	106,000	310,000	420,393	3.0%
2020	4,349	84,011	150,000	238,360	6.1%
2021	3,489	35,190	250,000	288,679	4.9%
2022	3,477	5,848	—	9,325	7.7%
2023	1,794	18,656	—	20,450	5.8%
2024	1,110	17,008	250,000	268,118	3.7%
2025	900	—	250,000	250,900	3.9%
>10 years	2,414	90	—	2,504	6.1%
Unamortized debt premium/(discount) and issuance costs (2)	—	6,198	(9,211)	(3,013)
	$35,770	447,657	1,500,789	1,984,216	4.6%

Percentage of Total Debt:	6/30/2016	12/31/2015
Fixed	84.4%	91.2%
Variable	15.6%	8.8%

Current Weighted Average Contractual Interest Rates: (3)
Fixed	5.2%	5.2%
Variable	1.3%	1.2%
Combined	4.6%	4.8%

Current Weighted Average Effective Interest Rate: (4)
Combined	5.1%	5.5%

Average Years to Maturity:
Fixed	4.8	5.1
Variable	2.9	3.5

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Effective January 1, 2016, the Company adopted ASU 2015-03 resulting in debt issue costs, previously recognized as a deferred asset, being reclassified as a direct deduction from the carrying amount of the debt liability, net of accumulated amortization, with the exception of Line of Credit costs remaining as an asset.

(3) Interest rates are calculated as of the quarter end.
(4)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

25

Summary of Consolidated Debt
As of June 30, 2016 and December 31, 2015
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	6/30/2016	12/31/2015

Fixed Rate Mortgage Loans
Midland Loan Services	Hilltop Village	5.6%			04/06/16	—	7,500
Berkadia Commercial Mortgage	Naples Walk	6.2%			08/11/16	—	14,488
Wells Fargo	Brick Walk V	6.1%			03/01/17	9,700	9,700
Jefferson Pilot	Peartree Village	8.4%			06/01/17	6,502	6,836
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	11,030	11,125
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,495	7,642
Wells Fargo	Brick Walk II	6.0%			09/01/17	6,758	6,810
Wells Fargo	Brick Walk	5.9%			09/01/17	14,896	15,004
TIAA-CRER	Westchase	5.5%			07/10/18	6,784	6,941
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,229	16,349
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	37,619	37,989
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	7.3%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,722	4,826
PNC Bank	Fellsway Plaza	3.4%	(2)		10/16/20	34,154	34,154
Wells Fargo	University Commons	5.5%			01/10/21	37,790	38,000
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	10,258	10,528
TD Bank	Black Rock Shopping Center	2.8%	(3)		04/01/23	20,000	19,828
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	8,269	8,741
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Prudential Insurance Co of America	Seminole Shoppes	3.4%			10/05/24	9,565	9,698
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	8,957	9,210
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	246	250
Unamortized premiums on assumed debt of acquired properties and issuance costs (4)						6,198	7,494
Total Fixed Rate Mortgage Loans		6.1%		6.1%		$483,427	509,368

26

Summary of Consolidated Debt
As of June 30, 2016 and December 31, 2015
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	6/30/2016	12/31/2015

Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (6/5/07)	Unsecured	5.9%			06/15/17	300,000	300,000
Debt Offering (6/2/10)	Unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Unsecured	3.9%			11/01/25	250,000	250,000
Unamortized debt discount and issuance costs (4)						(8,796)	(9,597)
Total Fixed Rate Unsecured Debt, Net of Discounts		4.8%		5.5%		$1,191,204	1,190,403

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 0.925%	(5)		05/13/19	145,000	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 0.975%	—		06/27/19	165,000	165,000
Unamortized issuance costs (4)						$(415)	(486)
Total Variable Rate Unsecured Debt		1.4%		1.5%		$309,585	164,514
Total		4.6%		5.1%		$1,984,216	1,864,285

(1)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity. Contractual rate represents the blended contractual terms, including the swap.

(3) In 2016, the Company paid the remaining $19,828 balance of 5.4% mortgage debt held with Wells Fargo and secured new mortgage debt of $20,000 at LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate at 2.803% through maturity.

(4) Effective January 1, 2016, the Company adopted ASU 2015-03 resulting in debt issue costs, previously recognized as a deferred asset, being reclassified as a direct deduction from the carrying amount of the debt liability, net of accumulated amortization, with the exception of Line of Credit costs remaining as an asset.

(5) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

27

Summary of Unsecured Debt Covenants and Leverage Ratios
June 30, 2016

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	05/13/15	05/13/19	LIBOR + 0.925%	$145,000
$165 Million Term Loan	06/27/14	06/27/19	LIBOR + 0.975%	$165,000

Unsecured Public Debt:	06/05/07	06/15/17	5.875%	$300,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000

Unsecured Public Debt Covenants:	Required	3/31/16	12/31/15	9/30/15	6/30/15

Fair Market Value Calculation Method Covenants (2)

Total Consolidated Debt to Total Consolidated Assets	≤ 65%	29%	30%	33%	32%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	4.1x	3.9x	3.8x	3.7x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	380%	376%	331%	328%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1)  Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

(2)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

28

Ratios:	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15

Consolidated Only

Net debt to total market capitalization	18.4%	19.1%	20.8%	24.4%	24.9%
Net debt to real estate assets, before depreciation	38.1%	37.3%	37.8%	41.4%	40.9%
Net debt to total assets, before depreciation	35.6%	34.8%	35.3%	38.7%	38.7%
Net debt + preferred to total assets, before depreciation	41.6%	41.1%	41.5%	45.0%	45.1%

Net debt to Core EBITDA - TTM	4.6x	4.3x	4.4x	4.9x	4.8x
Fixed charge coverage	3.6x	3.5x	3.3x	3.2x	3.0x
Fixed charge coverage excluding preferreds	4.1x	3.9x	3.8x	3.6x	3.4x
Interest coverage	4.6x	4.4x	4.2x	4.0x	3.9x

Unsecured assets to total real estate assets	82.5%	83.2%	80.3%	79.4%	80.1%
Unsecured NOI to total NOI - TTM	80.7%	80.9%	80.5%	79.4%	79.4%
Unencumbered assets to unsecured debt	265%	272%	265%	234%	234%

Total Pro-Rata Share

Net debt to total market capitalization	21.7%	22.7%	24.7%	28.3%	29.1%
Net debt to real estate assets, before depreciation	41.0%	40.5%	41.0%	44.2%	44.1%
Net debt to total assets, before depreciation	38.3%	37.9%	38.3%	41.3%	41.5%
Net debt + preferred to total assets, before depreciation	43.5%	43.4%	43.7%	46.8%	47.1%

Net debt to Core EBITDA - TTM	5.3x	5.1x	5.2x	5.7x	5.7x
Fixed charge coverage	3.0x	2.9x	2.8x	2.7x	2.6x
Fixed charge coverage excluding preferreds	3.3x	3.2x	3.0x	2.9x	2.8x
Interest coverage	3.9x	3.7x	3.5x	3.4x	3.3x

29

Summary of Unconsolidated Debt
June 30, 2016 and December 31, 2015
(in thousands)

Total Debt Outstanding:	6/30/2016	12/31/2015
Mortgage loans payable:
Fixed rate secured loans	$1,360,924	1,383,319
Unsecured credit facilities variable rate	9,760	9,760
Total	$1,370,684	1,393,079

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2016	$8,413	40,375	—	48,788	11,970	5.8%
2017	17,517	66,885	9,760	94,162	21,774	6.2%
2018	18,696	67,022	—	85,718	27,655	5.1%
2019	17,934	65,939	—	83,873	21,618	7.4%
2020	14,826	222,199	—	237,025	85,506	5.8%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	195,702	—	202,941	73,204	4.2%
2023	2,290	125,108	—	127,398	50,883	4.9%
2024	117	26,682	—	26,799	10,124	4.1%
2025	—	100,500	—	100,500	34,100	3.5%
>10 Years	—	151,000	—	151,000	64,400	3.8%
Unamortized debt premium/(discount) and issuance costs	—	(9,307)	—	(9,307)	(3,428)
	$97,387	1,263,537	9,760	1,370,684	480,452	4.9%

Percentage of Total Debt:	6/30/2016	12/31/2015
Fixed	99.3%	99.3%
Variable	0.7%	0.7%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	4.9%	5.0%
Variable	2.0%	1.9%
Combined	4.9%	5.0%

Current Weighted Average Effective Interest Rates: (2)
Combined	5.1%	5.2%

Average Years to Maturity:
Fixed	5.7	5.9
Variable	1.4	1.9

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization and interest rate swaps.

30

Summary of Preferred Stock
June 30, 2016
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484

Weighted Average/Totals	6.481%			$325,000	$11,098

31

Property Transactions
June 30, 2016
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(2)
Feb-16	Garden City Park		New York, NY	105	$17,300		King Kullen, Ace Hardware
May-16	Market Common Clarendon(1)		Washington D.C.	397	280,500		Whole Foods, Apple

	Total			502	$297,800	4.0%

Disposition(s) for Development Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Sales Price	Weighted Average Cap Rate	Anchor(s)(2)
Jan-16	Whitnall Square Shopping Center	GRI (40%)	Milwaukee, WI	133	$4,740		Pick N' Save, Harbor Freight Tools, Dollar Tree
Jan-16	Bowie Plaza	GRI (40%)	Washington D.C.	106	9,700		CVS, Fitness 4 Less
Jan-16	South Lowry Square		Denver, CO	120	12,450		--
Mar-16	Signal Hill	Oregon (20%)	Washington D.C.	95	4,520		Shoppers Food Warehouse
Mar-16	Airport Crossing		Chicago, IL	12	1,975		(Kohl's)
Mar-16	Augusta Center		Chicago, IL	15	5,175		(Menard's)
Apr-16	McHenry Commons	GRI (40%)	Chicago, IL	99	2,180		Hobby Lobby
Apr-16	Plantation Plaza	Oregon (20%)	Jacksonville, FL	78	3,840		Publix
Apr-16	Hibernia Plaza		Jacksonville, FL	8	625		--
May-16	Clinton Plaza	Oregon (20%)	Washington D.C.	206	4,016		Sears, (Toys "R" Us)

	Total			872	$49,221	6.5%

	(1) Purchase price is net of $5.2 million credit received at closing.
	(2) Retailers in parenthesis are shadow anchors and not a part of the owned property

32

Summary of Development and Redevelopment
June 30, 2016
(in thousands)

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,067	98%	8.8%	7.8%	50	93%
CityLine Market Ph II	Dallas, TX	CVS	Jun-16	$6,172	69%	8.5%	8.5%	22	100%
Market at Springwoods Village (2)	Houston, TX	Kroger	May-17	$14,942	29%	8.5%	8.5%	89	79%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Oct-16	$39,165	35%	7.3%	7.3%	176	88%
Willow Oaks Crossing	Charlotte, NC	Publix	Dec-15	$13,849	97%	8.0%	8.0%	69	91%
Total Projects in Development	5			$89,194	56%	7.9%	7.7% (3)	405	88%

Development Completions:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,308	96%	8.6%	8.6%	91	95%
CityLine Market	Dallas, TX	Whole Foods Market	Apr-16	$27,861	92%	8.1%	7.2%	81	100%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Feb-16	$32,451	91%	8.1%	8.1%	87	97%
Total Development Completions	3			$88,620	93%	8.3%	8.0%	258	97%

Redevelopment and Renovations:				Incremental Costs (4)	% of Costs Incurred	Incremental Yield
Various Properties	17			$111,939	37%	7% - 10%

Reconciliation of Summary of Development and Redevelopment to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$53,442
Redevelopments and Renovations	% of incremental costs			43,487
Other costs	Pre-development costs and accruals for costs not yet paid			37,358
Properties in Development (Balance Sheet)				$134,287

NOI from Projects in Development (Current Quarter)				$429
Base rent from leases signed but not yet rent-paying (Current Quarter)
Development Completions				$158
Redevelopments				$1,191

Notes:

New starts for the quarter are in bold and italicized.
See Earnings and Valuation Guidance in Supplemental for additional disclosures regarding undeveloped land classified on the non-GAAP balance sheet as Land, building, and improvements.

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) Estimated Net Development Costs After JV Buyout reflects Regency's 53% controlling interest
(3) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.3% for Projects in Development and 7.5% for Development Completions.

(4) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

33

Unconsolidated Investments
June 30, 2016
(in thousands)

					Regency
Investment Partner and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 6/30/2016	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	20	2,280	$408,004	$219,203	20.00%	$43,841	$14,730	$4,113
(JV-CCV)	1	558	100,521	59,615	30.00%	17,884	11,816	337
	21	2,838	508,525	278,818
GRI
(JV-GRI)	70	9,096	1,693,643	927,710	40.00%	371,084	202,928	17,113

CalSTRS
(JV-RC)	7	730	142,591	57,544	25.00%	14,386	17,595	479

USAA
(JV-USA)	8	806	109,949	66,850	20.01%	13,376	(174)	512

Publix (1)
(JV-O)	5	439	56,476	—	50.00%	—	28,369	1,264

Individual Investor
(JV-O)	1	133	50,335	39,762	50.00%	19,881	4,006	153

	112	14,042	$2,561,519	$1,370,684		$480,452	$279,270	$23,971

34

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2016
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2016	339	1,356	$20.52	12.2%	5.4	$2.18	305	1,270	11.3%
1st Quarter 2016	256	880	23.25	15.9%	5.6	2.53	227	834	16.2%
4th Quarter 2015	333	1,132	24.14	11.9%	5.4	2.08	287	1,030	12.0%
3rd Quarter 2015	306	1,037	24.69	8.8%	5.8	2.64	260	881	8.7%
Total - 12 months	1,234	4,405	$22.87	12.1%	5.5	$2.33	1,079	4,015	11.9%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2016	78	206	$25.54	29.0%	8.7	$7.66	44	120	31.0%
1st Quarter 2016	55	108	30.52	50.0%	8.9	12.40	26	63	93.1%
4th Quarter 2015	80	223	26.03	13.1%	7.5	8.78	34	121	15.5%
3rd Quarter 2015	79	241	25.18	12.9%	9.4	10.26	33	85	18.7%
Total - 12 months	292	778	$26.38	22.6%	8.6	$9.50	137	389	33.1%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2016	261	1,150	$19.66	9.1%	4.8	$1.25	261	1,150	9.1%
1st Quarter 2016	201	772	22.09	10.3%	5.1	0.95	201	772	10.3%
4th Quarter 2015	253	909	23.63	11.5%	4.8	0.29	253	909	11.5%
3rd Quarter 2015	227	796	24.53	7.6%	4.6	0.18	227	796	7.6%
Total - 12 months	942	3,627	$22.09	9.6%	4.8	$0.75	942	3,627	9.6%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
2nd Quarter 2016	382	1,542	$20.13	6.0	$2.56
1st Quarter 2016	298	1,037	23.35	6.2	3.71
4th Quarter 2015	373	1,251	24.18	5.6	3.27
3rd Quarter 2015	346	1,156	24.46	5.7	2.75
Total - 12 months	1,399	4,986	$22.70	5.9	$3.01

Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

35

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2016
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	3	203	98.1%	$4,571	$22.98	1.0%	0.7%	0.8%
Los Angeles-Long Beach-Santa Ana	18	1,654	99.3%	41,704	25.24	5.8%	5.8%	7.6%
Chicago-Naperville-Joliet	12	1,374	97.5%	22,444	16.61	3.9%	4.8%	4.1%
Dallas-Fort Worth-Arlington	13	808	97.2%	16,680	21.19	4.2%	2.8%	3.1%
Houston-Baytown-Sugar Land	12	1,420	96.0%	24,326	17.71	3.9%	4.9%	4.5%
Philadelphia-Camden-Wilmington	8	695	93.6%	13,658	20.83	2.6%	2.4%	2.5%
Washington-Arlington-Alexandria	29	1,995	91.1%	42,790	23.33	9.3%	6.9%	7.8%
Miami-Fort Lauderdale-Miami Beach	10	1,140	93.9%	23,854	22.05	3.2%	4.0%	4.4%
Atlanta-Sandy Springs-Marietta	16	1,409	93.8%	25,711	19.15	5.1%	4.9%	4.7%
Boston-Cambridge-Quincy	3	516	96.1%	11,007	22.04	1.0%	1.8%	2.0%
San Francisco-Oakland-Fremont	15	1,741	97.4%	48,430	28.49	4.8%	6.1%	8.9%
Phoenix-Mesa-Scottsdale	3	296	90.5%	3,717	13.91	1.0%	1.0%	0.7%
Riverside-San Bernardino-Ontario	3	316	91.8%	6,153	19.99	1.0%	1.1%	1.1%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	10	783	98.2%	18,180	23.68	3.2%	2.7%	3.3%
Minneapolis-St. Paul-Bloomington	5	207	99.0%	3,116	15.22	1.6%	0.7%	0.6%
San Diego-Carlsbad-San Marcos	10	1,407	92.4%	36,130	27.44	3.2%	4.9%	6.6%
Tampa-St. Petersburg-Clearwater	8	1,213	97.0%	17,620	14.90	2.6%	4.2%	3.2%
St. Louis	4	408	99.5%	4,255	10.47	1.3%	1.4%	0.8%
Baltimore-Towson	5	349	96.3%	7,607	22.68	1.6%	1.2%	1.4%
Denver-Aurora	12	998	95.6%	13,517	14.10	3.9%	3.5%	2.5%
Charlotte-Gastonia-Concord	5	300	96.1%	6,306	21.13	1.6%	1.0%	1.2%
Pittsburgh	—	—	—	—	—	—	—	—
Portland-Vancouver-Beaverton	5	436	94.0%	7,271	17.58	1.6%	1.5%	1.3%
San Antonio	—	—	—	—	—	—	—	—
Top 25 CBSAs by Population	209	19,667	95.5%	$399,048	$21.25	67.2%	68.5%	73.1%

CBSAs Ranked 26 - 50 by Population	54	5,059	97.7%	76,461	15.47	17.4%	17.6%	14.0%

CBSAs Ranked 51 - 75 by Population	11	917	92.2%	25,153	29.75	3.5%	3.2%	4.6%

CBSAs Ranked 76 - 100 by Population	8	462	96.8%	6,748	15.10	2.6%	1.6%	1.2%

Other CBSAs	29	2,609	95.7%	38,555	15.44	9.3%	9.1%	7.0%

Total All Properties	311	28,714	95.8%	$545,965	$19.70	100.0%	100.0%	100.0%

(1) 2014 Population Data Source: Synergos Technologies, Inc.
(2) Includes leases that are executed but have not commenced.

36

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
June 30, 2016
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,580	9.0%	$25,502	4.7%	53	17
Publix	1,828	6.4%	19,280	3.5%	44	10
Albertsons/Safeway	1,374	4.8%	15,344	2.8%	42	22
Whole Foods	663	2.3%	12,465	2.3%	20	7
TJX Companies	799	2.8%	10,652	2.0%	37	13
CVS	483	1.7%	8,173	1.5%	44	19
PETCO	327	1.1%	7,213	1.3%	42	15
Ahold/Delhaize	460	1.6%	6,205	1.1%	14	9
H.E.B.	344	1.2%	5,439	1.0%	5	—
Ross Dress For Less	306	1.1%	4,982	0.9%	16	8
Trader Joe's	179	0.6%	4,981	0.9%	19	6
Wells Fargo Bank	82	0.3%	4,308	0.8%	39	20
Starbucks	103	0.4%	4,252	0.8%	79	29
Bank of America	84	0.3%	4,161	0.8%	30	14
JPMorgan Chase Bank	69	0.2%	4,118	0.8%	25	4
Nordstrom	138	0.5%	3,813	0.7%	4	—
Kohl's	289	1.0%	3,773	0.7%	4	1
Dick's Sporting Goods	267	0.9%	3,441	0.6%	5	—
Panera Bread	96	0.3%	3,238	0.6%	26	6
Sears Holdings	376	1.3%	3,090	0.6%	5	1
Wal-Mart	466	1.6%	3,026	0.6%	5	1
Subway	88	0.3%	2,955	0.5%	93	37
Bed Bath & Beyond	175	0.6%	2,940	0.5%	6	—
Target	359	1.3%	2,907	0.5%	4	2
Massage Envy	93	0.3%	2,891	0.5%	34	11
Top 25 Tenants	12,029	41.9%	$169,149	31.0%	695	252

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,515	13	17
Kroger	335	5	58
Albertsons/Safeway	330	7	49
Wal-Mart	247	2	7
Sears Holdings	92	1	6
Publix	63	1	45
	2,582

37

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2016
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	191	0.7%	$4,600	0.9%	$24.05
2016	693	2.5%	14,755	2.7%	21.29
2017	3,043	11.2%	65,688	12.2%	21.59
2018	2,985	10.9%	61,598	11.5%	20.64
2019	3,153	11.6%	62,247	11.6%	19.74
2020	3,099	11.4%	65,385	12.2%	21.10
2021	2,974	10.9%	57,242	10.7%	19.24
2022	1,966	7.2%	34,169	6.4%	17.38
2023	1,152	4.2%	24,692	4.6%	21.43
2024	1,564	5.7%	30,284	5.6%	19.36
2025	1,179	4.3%	27,824	5.2%	23.60
10 Year Total	22,000	80.6%	$448,487	83.5%	$20.39
Thereafter	5,281	19.4%	88,475	16.5%	16.75
	27,281	100.0%	$536,962	100.0%	$19.68

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	20	0.1%	$390	0.1%	$19.77
2016	221	0.8%	2,225	0.4%	10.07
2017	1,371	5.0%	18,269	3.4%	13.32
2018	1,536	5.6%	18,421	3.4%	11.99
2019	1,870	6.9%	23,857	4.4%	12.76
2020	1,728	6.3%	23,070	4.3%	13.35
2021	1,797	6.6%	21,481	4.0%	11.95
2022	1,419	5.2%	17,869	3.3%	12.59
2023	695	2.5%	10,508	2.0%	15.13
2024	1,049	3.8%	14,853	2.8%	14.15
2025	729	2.7%	11,075	2.1%	15.19
10 Year Total	12,436	45.6%	$162,019	30.2%	$13.03
Thereafter	4,634	16.9%	63,271	11.8%	13.65
	17,069	62.6%	$225,290	42.0%	$13.20

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

38

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2016
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent(2)	Expiring ABR
(1)	172	0.6%	$4,211	0.8%	$24.54
2016	472	1.7%	12,530	2.3%	26.53
2017	1,672	6.1%	47,419	8.8%	28.36
2018	1,449	5.3%	43,177	8.0%	29.80
2019	1,284	4.7%	38,390	7.1%	29.91
2020	1,371	5.0%	42,315	7.9%	30.87
2021	1,177	4.3%	35,761	6.7%	30.38
2022	547	2.0%	16,300	3.0%	29.79
2023	457	1.7%	14,184	2.6%	31.01
2024	515	1.9%	15,431	2.9%	29.96
2025	450	1.6%	16,749	3.1%	37.24
10 Year Total	9,565	35.1%	$286,468	53.3%	$29.95
Thereafter	647	2.4%	25,204	4.7%	38.96
	10,212	37.4%	$311,672	58.0%	$30.52

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

39

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Shoppes at Fairhope Village			AL	Mobile	85	85	96.7%		—	54	Publix	$14.80
			AL		85	85	96.7%	96.7%	—	54
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	87.4%		—	55	Safeway	$14.20
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	94.1%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.26
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	67.8%		—	—	—	$10.38
			AZ		382	296	90.5%	90.5%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	98.0%		—	68	Ralphs, Jimbo's...Naturally!	$30.52
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$28.48
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.93
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	95.7%		—	32	Mollie Stone's Market	$22.95
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	98.9%		—	34	Safeway	$25.55
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.2%		—	25	Sprout's Markets, Target	$17.62
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	94.1%		—	14	Grocery Outlet, Orchard Supply Hardware	$21.70
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.71
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	89.7%		—	40	Bristol Farms	$35.98
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$37.19
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.74
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	97.7%		—	31	Bristol Farms	$34.27
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	97.1%		67	78	(Lucky's), Trader Joe's	$27.96
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	94.5%		—	42	Von's Food & Drug	$17.12
Encina Grande			CA	San Francisco-Oakland-Fremont	106	106	100.0%		—	38	Whole Foods	$30.01
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.7%		—	35	Smart & Final	$27.22
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	94.5%		—	55	Safeway	$20.03
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.4%		—	44	Stater Bros.	$24.66
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	99.0%		—	55	Ralphs	$32.14
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%		—	38	Gelson's Markets	$23.18
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.0%		—	—	Lowe's	$7.15
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$22.14
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$24.97
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	98.6%		—	44	Ralphs	$33.68
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	95.8%		236	94	(Home Depot), (WinCo), Toys R Us	$17.92
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$13.81

40

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$26.35
Shoppes at Homestead fka Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	81.1%		53	53	(Safeway)	$21.67
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$33.45
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.23
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$21.95
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.67
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	152	152	100.0%		—	58	Albertsons	$23.70
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	95.4%		—	44	Gelson's Markets	$17.83
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	99.4%		—	40	Safeway	$19.95
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	98.4%		—	40	Whole Foods, Nordstrom Rack	$34.05
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$25.18
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	100.0%		—	—	Target, Toys "R" Us	$24.57
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	82.9%		—	50	Von's Food & Drug	$20.99
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$32.74
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$12.50
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	95.2%		—	40	Smart & Final	$20.86
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$20.10
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$34.15
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	97.8%		—	48	Von's Food & Drug	$24.86
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$38.28
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$16.85
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$17.98
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	94.6%		—	34	Safeway	$19.04
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	95.9%		—	56	Safeway	$23.55
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	95.5%		—	41	Ralphs	$17.61
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	77.4%		—	—	Target	$20.50
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	92.0%		—	52	Ralphs, Trader Joe's	$36.78
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.76
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	97.1%		—	37	Whole Foods	$31.85
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.59
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	100.0%		—	72	Von's Food & Drug and Sprouts	$35.99
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$15.06
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$23.71

41

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	82.1%		—	17	Sports Basement	$37.01
			CA		8,272	6,578	96.5%	96.5%	1,153	2,463
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	86.3%		—	71	King Soopers, Wal-Mart	$11.58
Arapahoe Village	GRI	40%	CO	Boulder	159	64	96.9%		—	44	Safeway	$17.60
Belleview Square			CO	Denver-Aurora	117	117	98.4%		—	65	King Soopers	$17.34
Boulevard Center			CO	Denver-Aurora	79	79	94.1%		53	53	(Safeway)	$27.33
Buckley Square			CO	Denver-Aurora	116	116	97.4%		—	62	King Soopers	$10.71
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		—	—	Sports Authority	$13.68
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	97.8%		—	72	King Soopers	$9.81
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$26.83
Falcon Marketplace			CO	Colorado Springs	22	22	87.6%		184	50	(Wal-Mart)	$21.65
Hilltop Village			CO	Denver-Aurora	100	100	92.4%		—	66	King Soopers	$9.49
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.33
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$10.37
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.81
Marketplace at Briargate			CO	Colorado Springs	29	29	91.8%		66	66	(King Soopers)	$28.58
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.67
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	96.5%		—	55	King Soopers	$10.15
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$27.82
Stroh Ranch			CO	Denver-Aurora	93	93	98.5%		—	70	King Soopers	$12.51
Woodmen Plaza			CO	Colorado Springs	116	116	93.0%		—	70	King Soopers	$12.90
			CO		2,008	1,462	95.9%	95.9%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	97.8%		—	—	—	$32.22
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	91.2%		—	—	—	$44.46
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	94.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.25
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	97.0%		—	—	—	$33.55
			CT		502	390	94.9%	94.9%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.73
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$91.17
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	90.3%		—	49	Acme Markets, K-Mart	$14.04
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	91.0%		—	—	—	$23.44
			DE		298	258	90.4%	90.4%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	98.4%		—	49	Publix	$12.90
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	95	95	63.0%		—	36	Publix	$22.92

42

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Berkshire Commons			FL	Naples-Marco Island	110	110	96.9%		—	66	Publix	$13.82
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	97.8%		—	40	Publix, Wal-Mart, Bealls	$9.50
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$15.74
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	93.2%		—	20	The Fresh Market	$25.17
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$46.64
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$19.15
Carriage Gate			FL	Tallahassee	74	74	86.6%		—	13	Trader Joe's	$21.25
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	97.8%		—	54	Publix	$24.19
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.3%		—	51	Publix	$13.44
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$14.94
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	95.5%		140	46	Publix, (Target)	$25.25
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	100.0%		—	42	Publix	$16.46
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.32
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		—	39	Publix	$15.77
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$14.83
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.44
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.76
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	88.8%		—	—	LA Fitness	$18.48
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.37
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	91.0%		—	51	Publix	$15.43
Newberry Square			FL	Gainesville	181	181	83.9%		—	40	Publix, K-Mart	$7.21
Nocatee Town Center			FL	Jacksonville	84	84	100.0%		—	54	Publix	$16.51
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	98.2%		—	48	Publix	$14.02
Oakleaf Commons			FL	Jacksonville	74	74	90.5%		—	46	Publix	$14.24
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.39
Old St Augustine Plaza			FL	Jacksonville	256	256	99.6%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.44
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.41
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$13.44
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.6%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$17.23
Seminole Shoppes	M	50%	FL	Jacksonville	77	77	100.0%		—	54	Publix	$21.83
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	98.0%		—	46	Winn-Dixie	$16.96
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	98.7%		97	45	Publix, (Kohl's)	$18.48
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$20.14

43

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Starke			FL	Other	13	13	100.0%		—	—	—	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$6.12
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$29.07
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$30.63
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	98.1%		—	36	Publix	$18.75
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.0%		—	47	—	$12.41
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	95.5%		—	45	Publix	$21.06
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$15.27
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$19.68
			FL		4,825	4,449	95.8%	95.8%	737	1,778
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$20.36
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$20.08
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	94.2%		—	43	Publix	$15.80
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	80.7%		—	25	The Fresh Market	$25.35
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	100.0%		—	—	—	$21.35
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.84
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$15.77
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	95.7%		—	45	Publix	$14.71
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	98.5%		—	44	Publix	$17.55
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	89.9%		—	18	The Fresh Market	$18.53
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.0%		—	31	Publix	$19.47
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$34.28
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	97.5%		—	—	—	$27.95
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$13.51
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	98.6%		—	63	Kroger	$13.19
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	93.3%		—	12	Trader Joe's	$21.79
			GA		1,477	1,409	93.8%	93.8%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$11.27
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$36.95
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	95.2%		—	12	Trader Joe's	$23.02
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	97.8%		—	57	Whole Foods	$14.99
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$15.92
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$20.43
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.46
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$14.08

44

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	90.8%		—	63	Jewel-Osco	$12.36
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	97.6%		—	51	Mariano's Fresh Market	$17.69
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	100.0%		—	60	Whole Foods, Lowe's	$16.88
			IL		1,661	1,120	98.0%	98.0%	—	522
Shops on Main	M	92%	IN	Chicago-Naperville-Joliet	254	254	95.4%		—	40	Whole Foods, Gordmans	$14.93
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	96.4%		64	64	(Kroger)	$16.31
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.71
			IN		393	310	95.8%	95.8%	64	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	100.0%		—	61	Stop & Shop	$25.31
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	92.1%		—	11	Trader Joe's	$28.72
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	95.2%		—	63	Shaw's, Marshall's	$17.95
			MA		516	516	96.1%	96.1%	—	135
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$37.96
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	93.5%		—	70	Shoppers Food Warehouse	$17.53
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.4%		—	10	Trader Joe's	$37.82
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	88.8%		—	—	—	$37.40
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	96.1%		—	54	Safeway	$25.77
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	163	65	93.1%		—	41	Giant Food	$16.24
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.0%		—	44	Shoppers Food Warehouse	$18.71
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	93.1%		—	64	Shoppers Food Warehouse	$12.49
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	97.0%		—	—	Aldi, TJ Maxx	$15.80
Village at Lee Airpark			MD	Baltimore-Towson	113	113	97.9%		75	63	Giant Food, (Sunrise)	$28.94
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	98.5%		—	—	LA Fitness	$24.96
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	97.7%		—	—	—	$29.15
			MD		1,295	562	95.9%	95.9%	75	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$7.69
			MI		97	97	95.7%	95.7%	—	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.40
Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.88
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.84
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.91
			MO		408	408	99.5%	99.5%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.56
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.32

45

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.8%		—	44	Lund's	$22.24
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.31
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	95.4%		—	89	Cub Foods	$13.16
			MN		674	207	99.0%	99.0%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	97.2%		—	87	Harris Teeter, The Fresh Market	$21.41
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	96.4%		—	14	The Fresh Market	$19.16
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	98.2%		—	42	Harris Teeter	$16.18
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.79
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$15.16
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.52
Holly Park	M	99%	NC	Raleigh-Cary	160	160	100.0%		—	12	Trader Joe's	$14.90
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%		—	58	Kroger	$12.22
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	97.4%		—	56	Kroger	$15.15
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	99.3%		—	—	Dean & Deluca	$31.88
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.17
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	98.2%		—	53	Harris Teeter	$17.14
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	98.9%		—	19	Trader Joe's	$17.58
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	96.6%		—	59	Kroger	$15.55
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	98.7%		—	24	The Fresh Market	$18.74
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	98.0%		—	42	Whole Foods	$17.07
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	90.8%		—	49	Publix	$16.01
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	95.7%		—	41	Food Lion	$12.47
			NC		2,170	1,278	97.5%	97.9%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$22.37
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		—	34	Acme Markets	$13.67
			NJ		158	63	100.0%	100.0%	—	94
Garden City Park			NY	New York-Northern New Jersey-Long Island	105	105	96.4%			52	—	$17.73
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.78
			NY		246	161	97.6%	100.0%	—	99
Cherry Grove			OH	Cincinnati-Middletown	196	196	96.1%		—	66	Kroger	$10.85
East Pointe			OH	Columbus	107	107	98.7%		—	59	Kroger	$9.78
Hyde Park			OH	Cincinnati-Middletown	397	397	99.3%		—	169	Kroger, Remke Markets	$15.26
Kroger New Albany Center	M	50%	OH	Columbus	93	93	97.7%		—	65	Kroger	$11.56

46

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Maxtown Road (Northgate)			OH	Columbus	105	105	98.5%		90	62	Kroger, (Home Depot)	$10.59
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.50
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$22.57
Westchester Plaza			OH	Cincinnati-Middletown	88	88	98.4%		—	67	Kroger	$9.51
			OH		1,184	1,184	98.6%	98.6%	90	489
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.08
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	92.8%		—	38	Whole Foods	$13.36
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	150	150	87.9%		—	41	Safeway	$16.05
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.41
Northgate Marketplace Ph II			OR	Medford	176	176	88.0%		—	—	Dick's Sporting Goods	$13.83
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	93.8%		—	55	Safeway	$10.74
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.41
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	100.0%		—	—	Bed Bath and Beyond	$20.03
			OR		833	778	93.9%	95.6%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$14.28
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	94.0%		—	—	Ross Dress for Less	$18.24
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	98.7%		—	11	Trader Joe's	$28.81
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$33.45
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	47.7%		244	111	(Wegmans), (Target)	$33.65
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	98.0%		—	51	Weis Markets	$22.47
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	84.7%		—	56	Acme Markets	$17.89
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	93.9%		—	73	Valley Farm Market	$7.85
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	91.1%		—	51	Giant Food	$20.25
			PA		983	584	87.8%	87.8%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$15.04
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$15.61
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.38
			SC		222	133	100.0%	100.0%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.48
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	92.3%		—	75	Kroger	$13.13
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.13
			TN		317	317	96.7%	96.7%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$19.49
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.60
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		—	40	Whole Foods	$26.57

47

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	—	$25.88
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	94.1%		—	63	Kroger	$17.49
Hancock			TX	Austin-Round Rock	410	410	98.6%		—	90	H.E.B., Sears	$14.76
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$28.16
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	96.0%		—	79	H.E.B.	$22.84
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.20
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(Wal-Mart)	$23.52
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.25
Market at Round Rock			TX	Austin-Round Rock	123	123	100.0%		—	30	Sprout's Markets	$17.04
Market at Springwoods Village	M	53%	TX	Houston-Baytown-Sugar Land	167	167	78.7%		—	100	—	$10.92
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	91.2%		—	49	Tom Thumb	$17.82
North Hills			TX	Austin-Round Rock	144	144	97.3%		—	60	H.E.B.	$21.93
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$19.15
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.90
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	94.8%		—	30	H.E.B. Central Market	$30.76
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	95.5%		—	61	Kroger	$14.44
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$21.21
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	94.8%		62	62	(Kroger)	$21.30
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	265	265	99.2%		—	101	Kroger, Academy Sports	$13.04
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$20.16
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	100.0%		—	65	Kroger	$16.99
Tech Ridge Center			TX	Austin-Round Rock	185	185	96.0%		—	84	H.E.B.	$21.42
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	168	67	100.0%		—	—	Berings	$19.81
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	98.9%		—	52	Randall's Food	$19.15
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	97.6%		127	—	(Target)	$19.07
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	97	39	98.8%		—	45	Whole Foods	$27.40
			TX		3,814	3,158	96.9%	98.0%	333	1,644
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.98
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.86
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	95.3%		—	40	Whole Foods	$28.76
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		—	58	Safeway	$21.42
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	94.2%		—	55	Shoppers Food Warehouse	$17.14
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.10
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	68	68	71.5%		—	—	—	$9.77

48

Portfolio Summary Report By State
June 30, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	98.6%		—	65	Shoppers Food Warehouse	$25.58
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.60
Gayton Crossing	GRI	40%	VA	Richmond	158	63	93.1%		55	38	Martin's, (Kroger)	$15.26
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.0%		—	62	Giant Food	$25.06
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$9.00
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	93.8%		143	61	Harris Teeter, (Target)	$22.67
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$37.07
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$27.88
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	98.2%		—	63	Shoppers Food Warehouse	$21.97
Market Common Clarendon			VA	Washington-Arlington-Alexandria	393	393	73.5%		—	34	Whole Foods, Crate & Barrel	$30.74
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$19.40
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.8%		—	52	Harris Teeter	$20.20
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	99.1%		—	140	Wegmans, Dick's Sporting Goods	$16.73
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.5%		—	47	Giant Food	$19.77
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	94.5%		—	48	Shoppers Food Warehouse, Gold's Gym	$25.66
Village Shopping Center	GRI	40%	VA	Richmond	111	44	95.8%		—	45	Martin's	$22.79
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	83.8%		—	—	—	$26.15
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	94.3%		141	59	Safeway, (Target)	$23.38
			VA		3,777	2,115	91.5%	91.5%	465	1,195
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.58
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	99.0%		—	64	Quality Food Centers	$24.40
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	93.9%		—	49	Safeway	$11.73
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$24.09
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.47
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$36.37
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$24.57
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	100.0%		—	41	Quality Food Centers	$22.89
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$30.51
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	86.2%		112	—	(Target)	$29.38
			WA		1,226	783	98.2%	98.2%	397	343

Regency Centers Total					37,864	28,714	95.8%	96.0%	4,437	13,032

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

49

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

50

Earnings and Valuation Guidance
June 30, 2016

	2015A	1Q16A	2Q16A	2016E

Core FFO / Share				$3.22 - $3.27
NAREIT FFO / Share				$2.71 - $2.76

Same Property
Same property percent leased at period end (pro-rata)	95.8%	96.2%	96.3%	96.0% - 96.5%
Same property NOI growth without termination fees (pro-rata)	4.4%	4.1%	3.4%	2.75% - 3.50%

New Investments
Development and Redevelopment starts (pro-rata)	$116,676	$48,293	$6,238	$125,000 - $225,000
Estimated yield (weighted average)	7.5%	8.1%	7.9%	7.0% - 8.0%
Acquisitions (pro-rata)	$80,500	$17,300	$280,500	$334,000
Cap rate (weighted average)	5.2%	4.4%	4.0%	4.1%

Disposition Activity
Dispositions for development funding (pro-rata)	$69,964	$38,560	$10,661	$115,000 - $125,000
Cap rate (weighted average)	6.9%	6.4%	6.8%	6.2% - 6.4%
Dispositions for acquisition funding (pro-rata)	$50,000	$0	$0	$0
Cap rate (weighted average)	5.1%	0.0%	0.0%	0.0%

Net Asset Valuation Guidance:
Estimated market value of undeveloped land(1)
Land held for sale or future development			$44,498
Outparcels at operating properties			21,288
Total			$65,786

NOI from Projects in Development (current quarter)			$429
Base Rent from leases signed but not yet rent-paying (current quarter)
Operating Properties			$2,105
Development Completions (from disclosure on page 32)			158
Redevelopment of Operating Properties (from disclosure on page 32)			1,077
Total			$3,340

(1) Not included in Properties in Development on Balance Sheet

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

51

Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income
June 30, 2016
(per diluted share)

NAREIT FFO and Core FFO Guidance:	Full Year 2016
Net income attributable to common stockholders	$0.92	0.97
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.93	1.93
Gain on sale of operating properties	(0.15)	(0.15)
All other amounts	0.01	0.01
NAREIT Funds From Operations	$2.71	2.76

Adjustments to reconcile NAREIT FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.07)	(0.07)
Early extinguishment of debt	0.15	0.15
Derivative settlement	0.40	0.40
All other non-core amounts	(0.01)	(0.01)
Core Funds From Operations	$3.22	3.27

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Glossary of Terms
June 30, 2016

Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency to reflect the Company’s ability to fund cash needs, including cash distributions to shareholders. AFFO is calculated by adjusting Core FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) the non-cash effects of straight line rents, above/below market rents, stock based compensation and interest charges and (iii) other non-cash amounts as they occur. The Company provides a reconciliation of Core FFO to AFFO.
Core EBITDA: Earnings before interest, taxes, depreciation and amortization, real estate gains and losses, and development and acquisition pursuit costs.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Fixed Charge Coverage Ratio: Core EBITDA divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure for cash flows from operations.
Net Operating Income (NOI): Base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts from the properties owned by the Company. NOI excludes straight-line rental income, above and below market rent and ground rent amortization and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.
Non-Same Property: A property acquired, sold or a Development Completion during either calendar year period being compared. Corporate activities, including the captive insurance program, are part of Non-Same Property.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Operating properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.

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